UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09603

AMERICAN BEACON SELECT FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd. Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd. Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2017

Date of reporting period: March 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

American Beacon U.S. Government Money Market Select Fund SM

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCY OBLIGATIONS- 48.47%
Federal Farm Credit Bank, 0.56%, Due 6/1/2017	$5,000,000	$4,995,256
1.04%, Due 6/27/2017 A	5,000,000	4,998,918
0.638%, Due 8/3/2017	9,000,000	8,980,246
0.82%, Due 8/17/2017	9,723,000	9,692,437
0.96%, Due 10/6/2017 A	10,000,000	9,999,481
1.062%, Due 10/25/2017 A	10,000,000	10,000,000
0.96%, Due 12/4/2017 A	5,000,000	4,999,001
0.882%, Due 12/8/2017 A	7,500,000	7,494,298
0.973%, Due 1/17/2018 A	15,000,000	14,992,752
0.839%, Due 2/2/2018 A	5,000,000	4,995,124
0.934%, Due 2/9/2018 A	10,000,000	9,999,943
1.127%, Due 2/23/2018 A	17,000,000	16,997,326
1.011%, Due 2/26/2018 A	5,000,000	4,993,638
0.979%, Due 4/9/2018 A	5,000,000	5,007,653
0.978%, Due 4/16/2018 A	5,000,000	4,996,584
1.038%, Due 5/9/2018 A	5,000,000	5,008,399
0.891%, Due 9/28/2018 A	5,000,000	5,000,000
0.886%, Due 11/14/2018 A	5,000,000	4,999,456
Federal Home Loan Bank, 0.58%, Due 4/10/2017	9,900,000	9,898,565
0.60%, Due 4/13/2017	5,000,000	4,999,000
0.484%, Due 4/19/2017	10,000,000	9,997,580
0.538%, Due 4/21/2017	42,000,000	41,987,122
0.991%, Due 4/21/2017 A	5,000,000	4,999,958
0.555%, Due 4/26/2017	15,000,000	14,994,236
0.555%, Due 4/28/2017	11,000,000	10,995,388
0.545%, Due 5/3/2017	10,750,000	10,744,782
0.68%, Due 5/17/2017	15,970,000	15,956,012
0.645%, Due 5/25/2017	20,000,000	19,980,650
0.77%, Due 5/26/2017	7,000,000	6,991,765
0.64%, Due 6/2/2017	12,039,000	12,025,765
0.795%, Due 6/7/2017	8,795,000	8,782,036
0.688%, Due 6/9/2017	15,200,000	15,178,936
0.67%, Due 6/14/2017	9,000,000	8,986,228
0.79%, Due 6/16/2017	20,000,000	19,966,644
0.79%, Due 6/21/2017	12,500,000	12,477,781
1.107%, Due 6/21/2017 A	10,000,000	9,999,972
0.575%, Due 6/23/2017	5,675,000	5,667,477
0.62%, Due 7/14/2017	12,000,000	11,978,738
0.618%, Due 7/19/2017	10,000,000	9,981,288
0.636%, Due 7/21/2017	29,875,000	29,816,552
0.64%, Due 7/26/2017	7,500,000	7,484,533
0.88%, Due 8/1/2017	7,472,000	7,449,717
0.668%, Due 8/9/2017	12,000,000	11,971,093
0.695%, Due 8/23/2017	5,000,000	4,986,100
0.70%, Due 8/25/2017	7,000,000	6,980,128
0.91%, Due 9/22/2017	10,000,000	9,956,017
0.913%, Due 9/29/2017	5,000,000	4,977,048
1.132%, Due 9/29/2017 A	10,000,000	10,000,000
1.053%, Due 10/20/2017 A	10,000,000	9,999,710

American Beacon U.S. Government Money Market Select Fund SM

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCY OBLIGATIONS- 48.47% (continued)
Federal Home Loan Bank (continued), 0.968%, Due 10/25/2017 A	$10,000,000	$10,000,000
0.959%, Due 10/30/2017 A	5,000,000	4,999,819
0.892%, Due 2/26/2018 A	5,000,000	5,000,000
0.733%, Due 4/12/2018 A	5,000,000	5,000,000
0.984%, Due 5/4/2018 A	8,410,000	8,410,848
0.895%, Due 6/1/2018 A	5,000,000	5,000,000
0.83%, Due 1/18/2019 A	5,000,000	5,000,904
0.785%, Due 2/6/2019 A	5,000,000	5,000,000
0.789%, Due 2/7/2019 A	5,000,000	5,000,000
Federal Home Loan Mortgage Corp., 0.75%, Due 4/26/2017	21,200,000	21,188,958
1.022%, Due 4/27/2017 A	5,000,000	4,999,927
0.75%, Due 5/4/2017	10,000,000	9,993,125
0.61%, Due 7/17/2017	5,000,000	4,990,934
0.63%, Due 7/20/2017	7,693,000	7,678,191
0.83%, Due 8/8/2017	15,000,000	14,955,388
0.90%, Due 9/15/2017	21,691,000	21,600,440
Federal National Mortgage Association, 0.745%, Due 6/1/2017	12,760,000	12,744,584
0.77%, Due 6/14/2017	7,310,000	7,298,430
0.773%, Due 6/21/2017	24,406,000	24,363,548
0.775%, Due 6/28/2017	10,000,000	9,981,056
0.938%, Due 8/16/2017 A	5,000,000	4,997,828
0.84%, Due 10/5/2017 A	5,000,000	4,996,786
0.985%, Due 1/11/2018 A	10,000,000	10,000,000
1.102%, Due 3/21/2018 A	15,000,000	15,001,504

Total U.S. Government Agency Obligations (Cost $736,563,603)		736,563,603

U.S. TREASURY BILLS- 4.27%
0.605%, Due 5/18/2017	10,000,000	9,992,101
0.628%, Due 5/25/2017	5,000,000	4,995,294
0.62%, Due 6/1/2017	15,000,000	14,984,242
0.617%, Due 6/8/2017	15,000,000	14,982,523
0.604%, Due 7/20/2017	20,000,000	19,963,104

Total U.S. Treasury Bills (Cost $64,917,264)		64,917,264

	Shares
INVESTMENT COMPANIES - 8.44%
Blackrock Liquidity Fed Fund, Institutional Class, 0.596%	64,728,543	64,728,543
RBC U.S. Government Money Market Fund, Institutional Class, 0.608%	63,435,537	63,435,537

Total Investment Companies (Cost $128,164,080)		128,164,080

	Principal Amount
GOVERNMENT AGENCY REPURCHASE AGREEMENTS - 38.83%
BNP Paribas Securities Corp., 0.80%, Acquired on 3/31/2017, Due 4/3/2017 at $175,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Treasury Obligations, Valued at $178,500,068, 0.125% - 2.50%, 7/31/2018 – 8/15/2023)	$175,000,000	175,000,000

American Beacon U.S. Government Money Market Select Fund SM

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Fair Value
GOVERNMENT AGENCY REPURCHASE AGREEMENTS - 38.83% (continued)
Credit Agricole CIB, 0.82%, Acquired on 3/31/2017, Due 4/3/2017 at $65,000,000 (Held at Bank of New York Mellon, Collateralized by a U.S. Treasury Obligation, Valued at $67,600,046, 3.375%, 4/15/2032)	$65,000,000	$65,000,000
Goldman Sachs & Co., 0.78%, Acquired on 3/31/2017, Due 4/3/2017 at $90,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations, Valued at $91,800,001, 2.50% - 3.50%, 7/1/2042 – 2/1/2047)	90,000,000	90,000,000
RBC Capital Markets LLC, 0.77%, Acquired on 3/31/2017, Due 4/3/2017 at $200,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations, Valued at $204,000,000, 2.125% - 6.50%, 11/1/2017 – 4/1/2047)B	200,000,000	200,000,000
TD Securities (USA) LLC, 0.77%, Acquired on 3/31/2017, Due 4/5/2017 at $60,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations, Valued at $61,200,001, 3.50%, 9/1/2046)B	60,000,000	60,000,000

Total Government Agency Repurchase Agreements (Cost $590,000,000)		590,000,000

TOTAL INVESTMENTS - 100.01% (Cost $1,519,644,947)		1,519,644,947
LIABILITIES, NET OF OTHER ASSETS - (0.01%)		(230,206)

TOTAL NET ASSETS - 100.00%		$1,519,414,741

Percentages are stated as a percent of net assets.

All rates represent either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

A	Variable rate.
B	LLC - Limited Liability Company.

AMERICAN BEACON SELECT FUNDS

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

Organization

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of March 31, 2017, the Trust consisted of the American Beacon U.S. Government Money Market Select Fund (the “Government Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Management, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Security Valuation and Fair Value Measurements

The Fund values its investments and computes the net asset value (“NAV”) per share at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern time, each day that the Exchange is open for business. In accordance with Rule 2a-7 under the Act, money market securities, with the exception of repurchase agreements, are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Trust’s Board of Trustees (the “Board”). In the event that a deviation of  1⁄2 of 1% or more exists between the $1.00 per share price of a Fund, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Money Market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine its value. As of March 31, 2017, the investments were classified as described below:

Government Fund	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$736,563,603	$—	$736,563,603
U.S. Treasury Bills	—	64,917,264	—	64,917,264
Investment Companies	128,164,080	—	—	128,164,080
Government Agency Repurchase Agreements	—	590,000,000	—	590,000,000

Total Investments in Securities	$128,164,080	$1,391,480,867	$—	$1,519,644,947

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfer between levels of the Fund’s assets and liabilities. During the year ended March 31, 2017, there were no transfers between levels.

Securities and Other Investments

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Farm Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations, known as “STRIPS”, and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Fund instructs otherwise.

The Fund may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation, specifically Rule 2a-7 under the 1940 Act. The Fund will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Fund’s investments in such instruments will be subject to the limitation on illiquid investments.

Pursuant to Rule 2a-7 under the Investment Company Act, variable or floating rate obligations may be deemed to have maturities shorter than their stated maturities as follows:

(1) An obligation that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate. A U.S. Government security that is a floating rate security shall be deemed to have a remaining maturity of one day.

(2) A variable rate obligation, the principal amount of which must unconditionally be paid in 397 days or less, will be deemed by the Fund to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) A floating rate obligation, the principal amount of which must unconditionally be paid in 397 days or less, will be deemed by the Fund to have a maturity of one day, except for purposes of determining the Fund’s weighted average life, in which case it shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

(4) A variable rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(5) A floating rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. As used above, an obligation is “subject to a demand feature” when the Fund is entitled to receive the approximate amortized cost of the security plus accrued interest, if any, at the later of the time of exercise or the settlement of the transaction, paid within 397 calendar days of exercise.

Other Government Money Market Fund Securities

The Fund at times may invest in shares of other government money market funds. Investments in the securities of other government money market funds may involve duplication of advisory fees and certain other expenses. By investing in another government money market fund, the Fund becomes a shareholder of that government money market fund. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other government money market fund, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other government money market funds may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements typically include U.S. Government and agency securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

As of March 31, 2017, the Fund had investments in repurchase agreements with a gross value of $590,000,000 as disclosed in the Schedule of Investments.

Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The value of a security held by the Fund may decline if the security’s credit quality, or that of the security’s issuer or provider of credit support, is downgraded or credit quality otherwise falls. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund’s NAV to decline below $1.00 per share.

Interest Rate Risk

There is a risk that a decline in short-term interest rates would lower the Fund’s yield and the return on your investment, which may have an adverse effect on the Fund’s ability to provide a positive yield to its shareholders. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. As of the date of this Report, interest rates are near historic lows, but may rise significantly or rapidly in the future potentially resulting in significant losses to the Fund.

Liquidity Risk

From time to time, certain securities held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position at favorable times or prices can adversely affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of the Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Repurchase Agreement Risk

The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and are issued or guaranteed by the U.S. Government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Fund’s right to control the collateral. Repurchase agreements are subject to credit risk.

U.S. Government Securities and Government Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, Federal Home Loan Bank, Federal Farm Credit Bank, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Yield and Securities Selection Risk

The yield paid by the Fund will vary and may be affected by the Manager’s decisions regarding the Fund’s dollar-weighted average maturity (WAM) and dollar-weighted average life (WAL). If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends it could have an adverse effect on the Fund’s yield. Income from the Fund may be at rates less than inflation.

Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

As of March 31, 2017, the cost basis of investments for federal income tax purposes was the same as the book basis.

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the period ended March 31, 2017 the Fund did not have capital loss carryforwards.

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON SELECT FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: May 30, 2017

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: May 30, 2017